================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 30, 1996


                     MATZEL & MUMFORD MORTGAGE FUNDING, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                   33-98178                 22-3382016
- ----------------------------      -------------         -------------------
(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                 File Number)          Identification No.)


                100 Village Court, Hazlet, New Jersey          07730
               ----------------------------------------      ----------
               (Address of principal executive offices)      (Zip Code)

                                 (908) 888-4801
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


================================================================================

Item 5.  Other Events.

         On July 30, 1996, the Funding Company made a first mortgage loan to Matzel & Mumford at South Brunswick, LLC ("South Brunswick LLC"), the entity organized to develop, market and build a 40-lot subdivision known as Heather Knolls East located on Perrine Road in South Brunswick, Middlesex County, New Jersey. South Brunswick is located in the Route 1 corridor near major east-west thoroughfares, and is approximately a one hour drive from New York City. In addition to its proximity to the employment centers of New City and northern New Jersey, South Brunswick is approximately 5 minutes from the Princeton corridor, which is a substantial base for white- and blue- color jobs.

         Heather Knolls East will consist of 40 homes on approximately 43 acres of land, most of which has been farmed. South Brunswick LLC acquired the 40 building lots, which have preliminary approval, for $1,180,000 or $29,500 per building lot. The closing of title to the property will be funded by a first mortgage loan from the Funding Company in the amount of $1,200,000. The land was appraised as of July 8, 1996 at $1,785,000. South Brunswick LLC expects to receive final approvals in the third quarter of 1996.

         In addition to funding the land acquisition, the Funding Company has committed to advance up to $700,000 on a first mortgage basis for project costs, such as management fees, approval costs and closing costs. As of July 30th, no amount has been advanced in respect of project costs.

         South Brunswick LLC expects to commence site improvements to Heather Knolls East in the third quarter of 1996. The Funding Company has committed to fund up to $1,600,000 for sitework on a first mortgage basis as needed. As of July 30th, none of the sitework funding has been advanced.

Item 7(a).                 Financial Statements.

         The audited financial statements of South Brunswick LLC for the period from inception (May 7, 1996) to July 30, 1996 will be filed as an amendment to this Form 8-K within sixty days of the filing of this Current Report, as permitted by Item 7(a)(4) of the requirements for a Current Report. The required financial statements are not available at this time because South Brunswick LLC is a new entity which has not previously had occasion to produce financial statements.

Item 7(c).        Exhibits

      4(a) Indenture between Matzel & Mumford Mortgage Funding, Inc. (the "Funding Company") and First Union National Bank, as Trustee, dated as of January 25, 1996 (incorporated by reference to Exhibit 4(a) of Registration Statement on Form SB-2 (Reg. No. 33-98178)).

      4(b) Resolutions of the Board of Directors of the Funding Company respecting terms of Intermediate Term Secured Notes (incorporated by reference to Exhibit 4(b) of Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996).

      27          Financial Data Schedule.

                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MATZEL & MUMFORD MORTGAGE
                                            FUNDING, INC.


                                           /s/ ROGER MUMFORD
Dated:  August 12, 1996                 By:-------------------------
                                            Roger Mumford
                                               President

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                               DOCUMENT                              PAGE

4(a)              Indenture between Matzel & Mumford Mortgage Funding,       *
                  Inc.  (the   "Funding   Company")  and  First  Union
                  National  Bank, as Trustee,  dated as of January 25,
                  1996  (incorporated  by reference to Exhibit 4(a) of
                  Registration   Statement  on  Form  SB-2  (Reg.  No.
                  33-98178)).

4(b)              Resolutions of the Board of Directors of the Funding       *
                  Company   respecting  terms  of  Intermediate   Term
                  Secured Notes  (incorporated by reference to Exhibit
                  4(b) of Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996).

27                Financial Data Schedule                                    +





- ----------------------------
*Incorporated by reference.
+To be filed by amendment.